                                                                   EXHIBIT 10.23

                            1998 COMPENSATION PLAN

Mark Battaglia     Focus on worldwide new
                   sales revenue growth, and
                   worldwide Prentice Hall indirect
                   sales.

Ian Durrell        Focus on sales contribution growth and worldwide
                   profitability of market research products

Edward Hamburg     Focus on worldwide
                   profitability and the
                   effectiveness of the reporting
                   and control systems.

Jack Noonan        Focus on worldwide
                   profitability and the
                   effectiveness of the reporting
                   and control systems.

Susan Phelan       Focus on sales
                   contribution growth and
                   worldwide profitability of SPSS
                   products and services.

Louise Rehling     Focus on key product
                   deliverables, quality
                   improvement and worldwide
                   profitability.

                                             1997                          1998
                                         --------------              ------------------
Mark Battaglia      Base               $       110,000             $           110,000
                    Bonus                       95,000                         110,000
                                         -------------               -----------------
                                       $       205,000    5.4%     $           220,000  7.3%

Ian Durrell         Base               $       150,000             $           150,000
                    Benefits                    40,000                          40,000
                    Commission                 105,000                         115,000
                                         -------------               -----------------
                                       $       295,000    3.6%     $           305,000  3.4%

Edward Hamburg      Base               $       156,000             $           156,000
                    Bonus                       95,000                         110,000
                                         -------------               -----------------
                                       $       251,000    4.3%     $           266,000  6.0%

Jack Noonan         Base               $       235,000             $           242,500
                    Bonus                      220,000                         242,500
                                         -------------               -----------------
                                       $       455,000    5.0%     $           485,000  6.6%

Susan Phelan        Base               $       110,000             $           120,000
                    Commission                 110,000                         120,000
                                         -------------               -----------------
                                       $       220,000   10.8%     $           240,000  9.1%

Louise Rehling      Base               $       135,000             $           135,000
                    Bonus                       90,000                         105,000
                                         -------------               -----------------
                                       $       225,000    4.8%     $           240,000  6.7%